                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
                SIX-MONTH DIVIDEND HISTORY       6
                          TOP FIVE SECTORS       7
          NET ASSET VALUE AND MARKET PRICE       7
           Q&A WITH YOUR PORTFOLIO MANAGER       8
                         GLOSSARY OF TERMS      12

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      13
                      FINANCIAL STATEMENTS      25
             NOTES TO FINANCIAL STATEMENTS      30

    TRUST OFFICERS AND IMPORTANT ADDRESSES      33

Long-term investment strategies can help you cope with uncertain markets.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
May 18, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your trust's performance into perspective, this report examines how your trust's portfolio manager invested your assets. Packed with information and insightful commentary, this report includes an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a
                    variety of stock funds and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]

Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY WAS STRONGER THAN EXPECTED IN THE FIRST QUARTER OF 2001, WITH FIRST-QUARTER GROSS DOMESTIC PRODUCT GROWING AT A PRELIMINARY 2 PERCENT PACE--DOUBLE THE RATE ANALYSTS WERE EXPECTING, BUT SLOWER THAN THAT EXPERIENCED IN RECENT YEARS. THIS GROWTH PROVIDED EVIDENCE THAT THE FEDERAL RESERVE'S (THE
FED) EFFORTS TO WARD OFF A RECESSION MIGHT BE TAKING HOLD. THE NEWS OF EXPANSION, COMING AS IT DID ON THE HEELS OF A HOST OF NEGATIVE CORPORATE EARNINGS REPORTS, COMPLICATED THE ECONOMIC LANDSCAPE AND CAUSED SOME TO WONDER IF FEARS OF A DOWNTURN WERE OVERSTATED.

CONSUMER SPENDING AND EMPLOYMENT
A STEADY STREAM OF LAYOFFS TOOK THEIR TOLL ON U.S. EMPLOYMENT. THE JOBLESS RATE ROSE 0.2 PERCENT IN APRIL TO AN ANNUALIZED 4.5 PERCENT. WHILE EXTREMELY LOW BY HISTORICAL STANDARDS, THIS WAS THE HIGHEST LEVEL OF UNEMPLOYMENT RECORDED IN MORE THAN TWO YEARS.

ALSO, AFTER A ONE-MONTH REVERSAL, APRIL CONSUMER CONFIDENCE SUNK TO ITS FEBRUARY LEVEL, THE LOWEST RECORDED SINCE 1996. MOUNTING LAYOFFS, RISING ENERGY COSTS AND A WEAKENING STOCK MARKET HELPED FUEL THE PESSIMISM. DESPITE THESE NEGATIVE FACTORS, CONSUMERS CONTINUED TO OPEN THEIR WALLETS, INCREASING THEIR SPENDING BY
3.1 PERCENT DURING THE YEAR'S FIRST QUARTER.

INTEREST RATES AND INFLATION
THE FED CUT INTEREST RATES FOUR TIMES THROUGH APRIL 30, CITING WEAK BUSINESS INVESTMENT AND THE NEGATIVE IMPACT OF A DECLINING STOCK MARKET ON CONSUMER SPENDING. TWO OF THE RATE REDUCTIONS WERE ESPECIALLY SURPRISING BECAUSE THEY CAME BETWEEN REGULARLY SCHEDULED FED POLICY MEETINGS. THIS DEPARTURE FROM CONVENTION SUGGESTS THE SERIOUSNESS WITH WHICH THE NATION'S CENTRAL BANK CONSIDERS THREATS TO FURTHER ECONOMIC GROWTH. ANALYSTS EXPECTED ANOTHER RATE CUT AT THE FED'S MAY MEETING. (NOTE: ON MAY 15, THE FEDERAL RESERVE CUT INTEREST RATES FOR THE FIFTH TIME IN AS MANY MONTHS--LOWERING RATES BY 0.50 PERCENT DURING ITS REGULARLY SCHEDULED MEETING.)

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE JUST 0.3 PERCENT IN APRIL 2001 AND 3.3 PERCENT FOR THE PREVIOUS 12 MONTHS. SOME ANALYSTS WERE PLEASED WITH THESE NUMBERS, BUT THEY ALSO NOTED THAT INCREASED SUMMER DEMAND FOR ELECTRICITY AND GASOLINE COULD RESULT IN HIGHER INFLATION LATER IN THE YEAR.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           2.00

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(April 30, 1999--April 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                    INFLATION RATES
                                                                       --------------                    ---------------
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of April 30, 2001)

------------------------------
NYSE Ticker Symbol - VKV
------------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
Six-month total return                               7.47%        5.17%
---------------------------------------------------------------------------
One-year total return                               18.95%       13.43%
---------------------------------------------------------------------------
Five-year average annual total return                7.67%        6.73%
---------------------------------------------------------------------------
Life-of-Fund average annual total return             4.55%        5.70%
---------------------------------------------------------------------------
Commencement date                                              03/26/93
---------------------------------------------------------------------------
Distribution rate as a % of closing common share
price(3)                                                          5.77%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                     9.02%
---------------------------------------------------------------------------
Net asset value                                                  $14.75
---------------------------------------------------------------------------
Closing common share price                                       $12.79
---------------------------------------------------------------------------
Six-month high common share price (01/23/01)                   $13.6875
---------------------------------------------------------------------------
Six-month low common share price (12/13/00)                    $11.8750
---------------------------------------------------------------------------
Preferred share (Series A) rate(5)                               3.740%
---------------------------------------------------------------------------
Preferred share (Series B) rate(5)                               3.700%
---------------------------------------------------------------------------
Preferred share (Series C) rate(5)                               3.595%
---------------------------------------------------------------------------
Preferred share (Series D) rate(5)                               3.800%
---------------------------------------------------------------------------
Preferred share (Series E) rate(5)                               3.740%
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of April 30, 2001
- AAA/Aaa............  71.3%   [PIE CHART]
- AA/Aa..............   5.3%
- A/A................  10.6%
- BBB/Baa............  10.5%
- Non-Rated..........   2.3%
As of October 31, 2000
- AAA/Aaa............  67.8%   [PIE CHART]
- AA/Aa..............   5.3%
- A/A................  12.4%
- BBB/Baa............  13.4%
- Non-Rated..........   1.1%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending April 30, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                           0.0675
12/00                                                                           0.0615
1/01                                                                            0.0615
2/01                                                                            0.0615
3/01                                                                            0.0615
4/01                                                                            0.0615

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS*

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       APRIL 30, 2001                    OCTOBER 31, 2000
                                                                       --------------                    ----------------
Health Care                                                                 15.3                               16.3
Retail Electric/Gas/Telephone                                               13.6                                8.8
Public Building                                                             11.1                                 12
General Purpose                                                              9.8                                8.8
Industrial Revenue                                                           9.5                               12.3

* Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--March 1993 through April 2001)
[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
3/93                                                                      14.9500                            15.0000
                                                                          15.7000                            14.7500
                                                                          16.5800                            15.2500
                                                                          16.2500                            14.5000
3/94                                                                      13.9500                            12.8750
                                                                          13.8400                            12.8750
                                                                          13.5300                            11.5000
                                                                          12.8200                            11.0000
3/95                                                                      14.0700                            12.3750
                                                                          13.7500                            12.3750
                                                                          14.0800                            12.1250
                                                                          14.9600                            12.5000
3/96                                                                      14.2000                            12.2500
                                                                          14.0300                            11.8750
                                                                          14.3500                            12.5000
                                                                          14.6300                            12.1250
3/97                                                                      14.2300                            12.3750
                                                                          14.6700                            13.0625
                                                                          15.1000                            13.7500
                                                                          15.4300                            13.9375
3/98                                                                      15.3600                            14.1250
                                                                          15.3600                            13.9375
                                                                          15.8200                            14.6250
                                                                          15.6000                            14.7500
3/99                                                                      15.4300                            14.3750
                                                                          14.6800                            13.7500
                                                                          14.1700                            12.3750
                                                                          13.6200                            12.0000
3/00                                                                      14.0000                            11.8125
                                                                          13.9900                            11.7500
                                                                          14.2200                            12.5625
                                                                          15.0900                            12.6250
                                                                          15.2400                            13.0100
4/01                                                                      14.7500                            12.7900

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN VALUE
MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED APRIL 30, 2001. TIMOTHY D. HANEY, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q  WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID
    THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The markets seesawed between
extremes during the past six months, a very volatile time for investors across the board. At the start of the reporting period, investors were still concerned about the possibility that rising inflation would force the Federal Reserve Board (the "Fed") to boost short-term interest rates and slow the economy. Since then the economy has reversed course, and the opposite scenario has some investors concerned.

    The nation's economy showed signs of a significant slowdown during the fourth quarter of last year, causing some investors to worry that decreased business activity would hurt corporate earnings, drag down production, and potentially lead to a recession. Warning signs included a decline in industrial production, down from 6.7 percent in June to 4.7 percent in November 2000. By December 2000, manufacturers were operating well below maximum output levels as capacity utilization fell to just 79 percent. The fourth-quarter gross domestic product (GDP) grew by only 1.0 percent, the lowest increase in more than four years and the second consecutive quarter in which the growth rate had declined.

    By late in the fourth quarter, many investors thought that interest-rate cuts by the Fed were imminent, triggering a broad rally in the municipal bond market. These expectations were met in the first week of January, as the Fed took the unusual step of cutting the target federal funds rate prior to its regularly-scheduled Open Market Committee meeting. This rate cut--which amounted to half a percentage point--extended the rally well into the first month of the year.

    Further easing continued in late January and in March, as the economy remained weak and the stock market stumbled. By the end of the reporting period, the Fed had lowered short-term interest rates by two full percentage points, with the last cut coming on April 18, 2001--another surprise cut that spurred a strong market rally. Taken together, these repeated cuts helped create a more favorable environment for fixed-income investments.

    Still, the markets remain wary of what lies ahead--and recent developments suggest an uncertain outlook. April brought a mixed bag of company announcements and economic indicators. Layoffs continued and corporate earnings remained under pressure from slowing economic activity, but we did hear news from a few companies, such as IBM, that were optimistic about meeting their goals for 2001. The federal government reported a modest rebound in industrial production for March, but its index of leading indicators fell 0.2 percent in February and 0.3 percent in March. Durable-goods orders were up by 3 percent in March, though most of the increase was attributable to a jump in demand for ships, cars, military tanks, and other transportation equipment. Excluding the transportation sector, durable-goods orders fell by 1.8 percent in March.

    Responding to the stronger performance of bonds in 2000, and the persistent downtrend in stocks, investors began to move money into municipal bonds. Roughly $58 billion of new municipal bonds were issued in the first quarter of 2001, up 7 percent from the fourth quarter of 2000 and up 44 percent from the first quarter of 2000, when issuance was constrained by high interest rates.

    Due to the trend toward lower market interest rates in general, the trust's dividend was reduced during the period. Still, the portfolio continues to offer a competitive level of tax-exempt income. The trust's monthly dividend of $0.0615 per share translates to a distribution rate of 5.77 percent based on the trust's closing market price on April 30, 2001. Based on these figures, investors would have to have earned a distribution rate of 9.02 percent on a taxable investment (for an investor in the 36 percent federal income tax bracket) to match the tax-exempt yield provided by the trust.

    For the six months ending April 30, 2001, the trust produced a total return of 7.47 percent based on market price. This reflects an increase in market price from $12.25 per share on October 31, 2000, to $12.79 per share on April 30, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 4.39 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Its returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q  HOW DID YOU REACT TO
   THESE CONDITIONS IN
   MANAGING THE TRUST?

A   In general, the overall credit
quality of the portfolio increased over
the course of the reporting period, due in part to added investment in high-grade bonds. When the market rallied, high-grade securities were generally the strongest performers, reflecting the uncertainty investors faced in light of the weakening economy and the stock market's poor performance.

    When we made new investments in high-grade issues, we often looked to the intermediate portion of the yield curve for opportunities, primarily targeting securities with maturities in the 7-to-10-year range and the 15-to-18-year range. The demand for high-quality fixed-income investments translated into higher prices within this market segment and strong performance for this portion of the trust's portfolio.

    Other investments in the high-grade sector were in premium bonds in the fifteen-year range priced to call date, giving us the yield associated with a longer maturity but the price sensitivity of a bond with a shorter maturity. Because these types of bonds tend to be somewhat less volatile, we believe that these opportunities to invest in high-grade securities offered an excellent balance of risk and reward potential.

    This does not mean we ignored the lower-rated sector all together. We actively managed our holdings in this segment of the market, selling our positions in BBB rated securities that either no longer met our criteria or already exceeded our valuation targets relative to other bonds.

    We replaced these securities with either higher-grade issues or with similarly rated issues that offered improved potential returns over time, particularly as yield spreads--the difference in yield between high-grade and lower-rated bonds--widened over the fourth quarter of 2000 and into January 2001.

    One of the challenges we face is when an older bond with a higher yield is called and we have to reinvest those assets in today's lower interest-rate environment. At current rates, we expect that the trust's income stream will likely be diminished over time by these early calls.

Q  HOW DID THESE STRATEGIES
   AFFECT THE COMPOSITION
   OF THE TRUST'S PORTFOLIO?

A   By the close of the reporting
period, the portfolio's allocation to securities rated A or better was 87.2 percent of total long-term investments. This includes the trust's increased allocation to AAA rated securities (the highest rating category), which climbed to 71.3 percent of long-term investments as of April 30, 2001, up from just under 68 percent at the start of the period. The trust's allocation to BBB rated bonds stood at 10.5 percent, down by 2.9 percent.

    Throughout this time, the trust remained diversified over a broad range of market sectors. Retail electric/gas bonds became the trust's second largest holding, representing 13.6 percent of long-term investments, up from 8.8 percent as of October 31, 2000. Health-care bonds still made up the largest portion of the trust, with 15.3 percent as of April 30, 2001, though this was down by 1.0 percent over the period.

    In general, the portfolio's composition reflects investment decisions that were based on the relative value of the securities available in the marketplace, given the conditions we encountered. It was our goal to maintain adequate diversification and an attractive mix of current income and future potential.

Q  WHAT DO YOU SEE AHEAD
   FOR THE ECONOMY AND
   THE MUNICIPAL MARKET?

A   The actions of the Federal Reserve
Board signal that it is keeping close tabs on the health of the economy--and that it may be willing to take steps to help stave off a potential recession. We believe the fixed-income markets may be expecting further rate cuts by the Fed, but these expectations may already be fully reflected in current price levels.

    While rate cuts by the Fed may have the greatest impact on shorter-term securities, the long end of the market may need to see evidence of deepening economic weakness in order to rally significantly. If the economy levels off, we may see the market stabilize and trade in a narrow range over the near term.

    Despite the turbulence and uncertainty of recent months, we expect potential flows into municipal funds to remain strong as investors refocus on allocating their assets into a prudent mix of stocks and bonds. We believe sustained demand may help drive performance and the portfolio should be positioned to benefit from the market's supply-and-demand dynamics.

    Overall, we will maintain the trust's current emphasis on quality, while looking for opportunities to enhance its yield and add relative value to the portfolio.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD: The annual rate of return on an investment, expressed as a percentage.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           MUNICIPAL BONDS  98.0%
           ALABAMA  1.9%
$ 5,000    Birmingham Baptist Med Cent AL Spl Care Fac
           Fin Auth Rev (MBIA Insd)...................   5.750%   11/15/10   $  5,352,250
  2,650    Huntsville, AL Hlthcare Auth Hlthcare Fac
           Rev Ser A (MBIA Insd)......................   6.375    06/01/22      2,728,148
  3,000    Jefferson Cnty, AL Swr Rev Cap Impt
           Warrants Ser A (FGIC Insd).................   5.125    02/01/39      2,791,950
    288    Mobile, AL Indl Dev Brd Solid Waste Disp
           Rev Mobile Energy Svcs Co Proj Rfdg
           (a)(g).....................................   6.950    01/01/20         14,414
                                                                             ------------
                                                                               10,886,762
                                                                             ------------
           ALASKA  0.2%
  1,000    North Slope Borough, AK Ser B (FSA Insd)...   7.500    06/30/01      1,007,000
                                                                             ------------

           ARIZONA  1.2%
  3,690    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Ser A Rfdg (FSA
           Insd)......................................   7.250    07/15/10      3,872,101
  3,500    Yuma, AZ Indl Dev Auth Hosp Rev Yuma
           Regional Med Ctr (FSA Insd)................   5.000    08/01/31      3,284,750
                                                                             ------------
                                                                                7,156,851
                                                                             ------------
           ARKANSAS  0.2%
  3,050    Arkansas St Cap Apprec College Savings.....    *       06/01/16      1,375,245
                                                                             ------------

           CALIFORNIA  7.0%
    765    California Rural Home Mtg Fin Auth Single
           Family Mtg Rev Ser B (GNMA
           Collateralized)............................   7.750    09/01/26        820,791
  6,000    California St Pub Wks Brd Lease Rev Dept of
           Corrections St Prisons Ser A Rfdg (AMBAC
           Insd)......................................   5.250    12/01/13      6,255,480
  2,000    California St Pub Wks Brd Lease Rev Dept of
           Corrections St Prisons Ser A Rfdg (AMBAC
           Insd)......................................   5.000    12/01/19      1,977,260
 30,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Ser A..................................    *       01/15/22      8,163,300

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           CALIFORNIA (CONTINUED)
$ 1,000    Foothill/Eastern Corridor Agy CA Toll Rd
           Rev Sr Lien Ser A (Prerefunded @
           01/01/07)..................................   6.500%   01/01/32   $  1,129,680
  1,175    Kings Cnty, CA Waste Mgmt Auth Solid Waste
           Rev........................................   7.200    10/01/14      1,262,690
  9,500    Los Angeles, CA Dept Wtr & Pwr Elec Plant
           Rev Crossover Rfdg (FGIC Insd).............   5.375    09/01/23      9,462,570
  9,000    Riverside Cnty, CA Asset Leasing Corp
           Leasehold Rev Riverside Cnty Hosp Proj
           (MBIA Insd)................................    *       06/01/21      2,896,290
  5,700    Sacramento, CA City Fin Auth Rev Comb Proj
           B (MBIA Insd)..............................    *       11/01/15      2,667,429
  4,025    San Joaquin Hills, CA Transn Corridor Agy
           Toll Rd Rev Cap Apprec Ser A Rfdg (MBIA
           Insd)......................................    *       01/15/36        549,533
  3,250    San Marcos, CA Pub Fac Auth Rev Pub Impt
           Civic Cent Ser A Rfdg......................   6.200    08/01/22      3,265,340
 10,225    Santa Ana, CA Unified Sch Dist Ctfs Partn
           Cap Apprec Fin Proj (FSA Insd).............    *       04/01/32      1,778,332
                                                                             ------------
                                                                               40,228,695
                                                                             ------------
           COLORADO  5.7%
  4,540    Adams & Arapahoe Cntys, CO Jt Sch Dist Ser
           C (MBIA Insd)..............................   5.750    12/01/08      4,936,433
  3,000    Arapahoe Cnty, CO Cap Impt Trust Fd Hwy Rev
           E-470 Proj Ser B (Prerefunded @
           08/31/05)..................................   7.000    08/31/26      3,455,820
  9,000    Arapahoe Cnty, CO Cap Impt Trust Fd Hwy Rev
           E-470 Proj Ser C (Prerefunded @
           08/31/05)..................................    *       08/31/26      1,570,860
  1,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
           Rev E-470 Proj Ser B (Prerefunded @
           08/31/05)..................................   6.950    08/31/20      1,150,220
  6,495    Colorado Springs, CO Utils Rev.............   6.600    11/15/18      7,596,357
    920    Denver, CO City & Cnty Arpt Rev Ser A......   8.875    11/15/12        959,560
    330    Denver, CO City & Cnty Arpt Rev Ser A
           (Prerefunded @ 11/15/01) (b)...............   8.875    11/15/12        346,411
  6,000    Denver, CO City & Cnty Arpt Rev Ser C......   6.600    11/15/04      6,301,680
  4,090    Larimer Cnty, CO Sch Dist No R1 Poudre
           (FGIC Insd)................................   5.500    12/15/08      4,410,124
  2,000    Meridian Metro Dist, CO Peninsular &
           Oriental Steam Navig Co Rfdg (LOC: Meridian
           Assoc East)................................   7.500    12/01/11      2,054,980
                                                                             ------------
                                                                               32,782,445
                                                                             ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           CONNECTICUT  0.5%
$ 2,500    Connecticut St Hlth & Edl Fac Auth Rev
           Nursing Home Pgm AHF/Hartford (Prerefunded
           @ 11/01/04)................................   7.125%   11/01/14   $  2,825,075
                                                                             ------------

           FLORIDA  7.2%
  1,985    Bay Cnty, FL Sch Brd Ctfs Partn
           (Prerefunded @ 07/01/04) (AMBAC Insd)......   6.750    07/01/12      2,204,462
  3,500    Citrus Cnty, FL Hosp Brd Rev Citrus Mem
           Hosp Ser A Rfdg (FSA Insd).................   6.500    08/15/12      3,675,910
  2,500    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC
           Insd)......................................   5.250    10/01/21      2,489,025
  5,000    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd)......................................   5.950    07/01/20      5,316,150
  1,350    Florida Hsg Fin Agy Single Family Mtg Ser A
           Rfdg (GNMA Collateralized).................   6.650    01/01/24      1,422,859
  3,000    Hillsborough Cnty, FL Cap Impt Pgm Rev
           Criminal Justice Facs Rfdg (FGIC Insd).....   5.250    08/01/16      3,010,860
  3,000    Hillsborough Cnty, FL Indl Dev Auth Pollutn
           Ctl Rev Tampa Elec Proj Rfdg...............   8.000    05/01/22      3,178,560
  5,000    Jacksonville, FL Cap Impt Rev Stadium Proj
           Rfdg (AMBAC Insd)..........................   4.750    10/01/25      4,529,700
  6,760    Jacksonville, FL Port Auth Seaport Rev
           (MBIA Insd)................................   5.700    11/01/30      6,823,679
  3,985    Pinellas Cnty, FL Hsg Fin Auth Single
           Family Mtg Rev Multi Cnty Pgm Ser A (GNMA
           Collateralized)............................   6.700    02/01/28      4,173,690
  5,000    South Miami, FL Hlth Facs Auth Hosp Rev
           Baptist Hlth Sys Oblig Grp (MBIA Insd).....   5.000    11/15/28      4,645,300
                                                                             ------------
                                                                               41,470,195
                                                                             ------------
           GEORGIA  1.9%
  3,000    Cobb Cnty, GA Hosp Auth Rev Antic Ctfs Ser
           A (AMBAC Insd).............................   4.750    04/01/26      2,655,450
  5,000    Georgia Muni Elec Auth Pwr Rev Ser B Rfdg
           (FGIC Insd)................................   5.700    01/01/19      5,307,150
  2,700    Marietta, GA Dev Auth Rev First Mtg Life
           College Ser B (FSA Insd)...................   5.375    09/01/09      2,837,160
                                                                             ------------
                                                                               10,799,760
                                                                             ------------
           HAWAII  1.8%
 10,430    Hawaii St Dept Budget & Fin Spl Purp Rev
           Hawaiian Elec Co Inc Ser A (MBIA Insd).....   5.650    10/01/27     10,526,790
                                                                             ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE

           ILLINOIS  5.5%
$ 7,500    Chicago, IL Brd Ed Cap Apprec Sch Reform
           B-1........................................    *       12/01/29   $  1,390,875
  3,500    Chicago, IL Cap Apprec (Prerefunded @
           07/01/05) (AMBAC Insd).....................    *       01/01/17      1,417,570
 10,000    Chicago, IL Cap Apprec City Colleges (FGIC
           Insd)......................................    *       01/01/29      2,033,600
  6,000    Chicago, IL Lakefront Millennium Pkg Fac
           (c)........................................ 0/5.750%   01/01/29      4,657,800
  3,180    Illinois Hlth Fac Auth Rev Children's Mem
           Hosp (MBIA Insd)...........................   6.250    08/15/13      3,564,780
  2,250    Illinois Hlth Fac Auth Rev Evangelical
           Hosps Ser A Rfdg (FSA Insd)................   6.750    04/15/17      2,372,062
  1,250    Illinois Hlth Fac Auth Rev Evangelical
           Hosps Ser C (FSA Insd).....................   6.750    04/15/17      1,317,812
  1,000    Illinois Hlth Fac Auth Rev Highland Park
           Hosp Proj Ser A (MBIA Insd)................   5.750    10/01/17      1,028,490
  5,000    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev McCormick Plan Expn Proj Rfdg
           (FGIC Insd)................................   5.250    12/15/28      4,840,400
  2,070    Northern IL Univ Ctfs Partn Hoffman Estates
           Cent Proj (FSA Insd).......................   5.400    09/01/16      2,138,703
  5,000    Regional Tran Auth IL Ser A (AMBAC Insd)...   8.000    06/01/17      6,542,200
                                                                             ------------
                                                                               31,304,292
                                                                             ------------
           KANSAS  0.5%
  2,520    Kansas St Dev Fin Auth Lease Juvenile
           Justice Auth Ser D (MBIA Insd).............   5.250    05/01/13      2,602,177
                                                                             ------------

           KENTUCKY  2.9%
  1,090    Christian Cnty, KY Pub Courthouse Corp
           Lease Rev Dist Court Fac Proj..............   5.125    08/01/17      1,080,430
  1,145    Christian Cnty, KY Pub Courthouse Corp
           Lease Rev Dist Court Fac Proj..............   5.125    08/01/18      1,128,157
  9,900    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
           Delta Airls Proj Ser A.....................   7.500    02/01/12     10,247,787
  3,500    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
           Delta Airls Proj Ser A.....................   7.500    02/01/20      3,630,760
    500    Mt Sterling, KY Lease Rev KY League Cities
           Fdg Ser B..................................   6.100    03/01/18        537,825
                                                                             ------------
                                                                               16,624,959
                                                                             ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           LOUISIANA  2.0%
$ 2,000    Louisiana Stadium & Expo Dist Hotel
           Occupancy Tax & Stadium Rev Ser B Rfdg
           (FGIC Insd)................................   4.750%   07/01/21   $  1,809,380
  3,775    New Orleans, LA Rfdg (FGIC Insd)...........   4.750    12/01/26      3,329,173
  6,000    Saint Charles Parish, LA Solid Waste Disp
           Rev LA Pwr & Lt Co Proj (FSA Insd).........   7.050    04/01/22      6,133,260
                                                                             ------------
                                                                               11,271,813
                                                                             ------------
           MAINE  0.7%
  3,000    Maine Edl Ln Mktg Corp Student Ln Rev Ser
           A4.........................................   5.950    11/01/03      3,134,520
    655    Maine St Hsg Auth Mtg Purp Ser C2..........   6.875    11/15/23        683,944
                                                                             ------------
                                                                                3,818,464
                                                                             ------------
           MASSACHUSETTS  3.0%
  1,000    Massachusetts St Indl Fin Agy Wtr Treatment
           American Hingham...........................   6.900    12/01/29      1,038,130
  1,000    Massachusetts St Indl Fin Agy Wtr Treatment
           American Hingham...........................   6.950    12/01/35      1,026,250
  3,000    Massachusetts St Tpk Auth Metro Hwy Sys Rev
           Subord Ser A (AMBAC Insd)..................   5.000    01/01/39      2,716,320
 10,000    Massachusetts St Wtr Res Auth Ser A
           (Prerefunded @ 12/01/01)...................   6.500    12/01/19     10,392,900
  1,940    Massachusetts St Wtr Res Auth Ser A
           (Prerefunded @ 12/01/01)...................   4.750    08/01/27      1,717,366
                                                                             ------------
                                                                               16,890,966
                                                                             ------------
           MICHIGAN  3.1%
  1,250    Battle Creek, MI Downtown Dev Auth Tax
           Increment Rev (Prerefunded @ 05/01/04).....   7.600    05/01/16      1,408,025
  5,000    Detroit, MI Downtown Dev Auth Tax Increment
           Rev Dev Area No 1 Proj Ser C1 (Prerefunded
           @ 07/01/06)................................   6.250    07/01/25      5,608,100
  2,750    Detroit, MI Ser B Rfdg.....................   7.000    04/01/04      2,955,838
  3,000    Michigan St Bldg Auth Rev Ser I Rfdg (MBIA
           Insd)......................................   6.250    10/01/20      3,085,230
  5,000    Wayne Charter Cnty, MI Arpt Rev Detroit
           Metro Wayne Cnty Ser A (MBIA Insd).........   5.000    12/01/28      4,607,750
                                                                             ------------
                                                                               17,664,943
                                                                             ------------
           MISSISSIPPI  0.3%
  2,000    Mississippi Bus Fin Corp MS Pollutn Ctl Rev
           Sys Energy Res Inc Proj....................   5.875    04/01/22      1,817,720
                                                                             ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE

           MISSOURI  0.4%
$ 2,395    Kansas City, MO Port Auth Fac Riverfront
           Park Proj Ser A............................   5.750%   10/01/03   $  2,488,118
                                                                             ------------

           NEVADA  3.1%
  2,600    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
           Ser A......................................   5.900    11/01/32      2,285,634
  5,750    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
           Ser C Rfdg (AMBAC Insd)....................   7.200    10/01/22      6,117,770
  7,800    Clark Cnty, NV Passenger Fac Charge Rev Las
           Vegas McCarran Intl Rfdg (MBIA Insd).......   4.750    07/01/22      7,077,564
  1,910    Nevada Hsg Div Single Family Pgm Mezz B....   6.550    10/01/12      2,001,909
                                                                             ------------
                                                                               17,482,877
                                                                             ------------
           NEW JERSEY  4.2%
  1,000    New Jersey Econ Dev Auth Econ Dev Rev
           Manahawkin Convalescent Ser A Rfdg (FHA
           Gtd).......................................   6.650    08/01/18      1,066,930
  2,500    New Jersey Econ Dev Auth Mkt Trans Fac Rev
           Sr Lien Ser A (MBIA Insd)..................   5.800    07/01/09      2,685,200
  4,000    New Jersey Econ Dev Auth Transn Proj
           Sublease Ser B (FSA Insd)..................   5.750    05/01/09      4,373,640
  1,695    New Jersey Hlthcare Fac Fin Auth Rev Genl
           Hosp Cent at Passaic (FSA Insd)............   6.000    07/01/06      1,860,500
  2,500    New Jersey Hlthcare Fac Fin Auth Rev Genl
           Hosp Cent at Passaic (FSA Insd)............   6.750    07/01/19      2,918,025
  4,000    New Jersey St Transn Trust Fund Auth Transn
           Sys Ser A..................................   5.750    06/15/16      4,344,320
  6,750    Salem Cnty, NJ Indl Pollutn Ctl Fin Auth
           Rev Pollutn Ctl Pub Svc Elec & Gas Ser A
           (MBIA Insd)................................   5.450    02/01/32      6,784,425
                                                                             ------------
                                                                               24,033,040
                                                                             ------------
           NEW YORK  11.6%
  4,000    Nassau Cnty, NY Indl Dev Agy Civic Fac Rev
           Hofstra Univ Proj Rfdg (MBIA Insd).........   4.750    07/01/28      3,620,360
  6,000    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Ser A (FGIC Insd)..................   4.750    06/15/31      5,385,600
  7,270    New York City Ser A........................   7.000    08/01/04      7,962,104
  5,700    New York City Ser E Rfdg...................   6.600    08/01/03      6,060,696
  5,000    New York City Ser G........................   5.750    02/01/14      5,232,000
  7,575    New York St Dorm Auth Rev City Univ Sys
           Cons Ser A.................................   5.625    07/01/16      8,019,728

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           NEW YORK (CONTINUED)
$ 2,000    New York St Dorm Auth Rev City Univ Third
           Genl Res Ser 2 (Prerefunded @ 07/01/04)
           (MBIA Insd)................................   6.250%   07/01/19   $  2,158,840
  2,500    New York St Dorm Auth Rev Dept of Hlth.....   5.500    07/01/25      2,494,825
  7,500    New York St Dorm Auth Rev St Univ Edl Facs
           Ser A (MBIA Insd)..........................   4.750    05/15/25      6,833,700
  5,885    New York St Energy Resh & Dev Auth Fac
           Rev........................................   7.125    12/01/29      6,459,494
  2,310    New York St Med Care Fac Fin Agy Rev Saint
           Peter's Hosp Proj Ser A (AMBAC Insd).......   5.375    11/01/13      2,355,253
  3,130    New York St Urban Dev Corp Rev Correctional
           Fac Ser A Rfdg.............................   5.500    01/01/16      3,174,070
  5,000    New York St Urban Dev Corp Rev St Fac
           Rfdg.......................................   5.700    04/01/20      5,215,500
  1,500    Niagara, NY Frontier Auth Arpt Rev Buffalo
           Niagara Intl Arpt Ser A (MBIA Insd)........   5.625    04/01/29      1,519,260
                                                                             ------------
                                                                               66,491,430
                                                                             ------------
           OHIO  4.0%
  2,000    Cleveland, OH Arpt Sys Rev Ser A (FSA
           Insd)......................................   5.000    01/01/31      1,877,420
  1,150    Cuyahoga Cnty, OH Hosp Facs Rev Canton Inc
           Proj.......................................   7.500    01/01/30      1,195,241
  2,000    Cuyahoga Cnty, OH Multi-Family Rev Hsg Dale
           Bridge Apt (GNMA Collateralized)...........   6.600    10/20/30      2,087,680
  3,540    Franklin Cnty, OH Hosp Rev & Impt Doctor's
           Hosp Proj Rfdg.............................   5.875    12/01/23      3,625,349
  3,685    Lucas Cnty, OH Hosp Rev Promedica Hlthcare
           Oblig (MBIA Insd)..........................   6.000    11/15/06      4,014,586
    975    Miami Cnty, OH Hosp Fac Rev Upper Vly Med
           Cent Ser C Rfdg & Impt.....................   5.600    05/15/02        973,206
  5,130    Muskingum Cnty, OH Hosp Fac Rev Bethesda
           Care Sys Rfdg & Impt.......................   6.250    12/01/10      5,631,458
  2,000    Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev OH
           Edison Co Proj Rfdg........................   5.950    05/15/29      1,984,840
  1,680    Toledo Lucas Cnty, OH Port Auth Dev Rev
           Northwest OH Bond Fd Ser C.................   6.600    11/15/15      1,675,111
                                                                             ------------
                                                                               23,064,891
                                                                             ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           OKLAHOMA  0.3%
$ 1,500    Jenks, OK Aquarium Auth Rev First Mtg (MBIA
           Insd)......................................   6.100%   07/01/30   $  1,605,015
                                                                             ------------

           OREGON  0.5%
  2,745    Oregon St Dept Admin Serv Ctfs Partn Ser A
           (MBIA Insd)................................   5.250    11/01/10      2,842,338
                                                                             ------------

           PENNSYLVANIA  4.9%
  8,975    Philadelphia, PA (FSA Insd)................   5.000    09/15/31      8,320,543
  9,450    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
           (FSA Insd).................................   6.250    07/01/08     10,113,674
  2,525    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
           (FSA Insd).................................   6.375    07/01/26      2,635,267
  1,370    Philadelphia, PA Hosps & Higher Ed Fac Auth
           Rev Cmnty College Ser B Rfdg (MBIA Insd)...   6.500    05/01/08      1,540,455
  3,310    Pittsburgh, PA Ser A (AMBAC Insd)..........   5.500    09/01/14      3,507,541
  1,950    Ridley Park, PA Hosp Auth Rev Taylor Hosp
           Ser A......................................   6.000    12/01/05      2,043,249
                                                                             ------------
                                                                               28,160,729
                                                                             ------------
           RHODE ISLAND  0.2%
  1,050    Rhode Island St Hlth & Edl Bldg Corp Rev
           Higher Edl Fac Roger Williams (Prerefunded
           @ 11/15/04) (Connie Lee Insd)..............   7.200    11/15/14      1,187,445
                                                                             ------------

           SOUTH CAROLINA  0.4%
  1,015    Rock Hill, SC Util Sys Rev Ref Comb Ser C
           Rfdg (FSA Insd)............................   5.000    01/01/11      1,045,937
  1,070    Rock Hill, SC Util Sys Rev Ref Comb Ser C
           Rfdg (FSA Insd)............................   5.000    01/01/12      1,092,556
                                                                             ------------
                                                                                2,138,493
                                                                             ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           TENNESSEE  1.2%
$14,175    Johnson City, TN Hlth & Edl Facs Brd Hosp
           Rev Cap Apprec First Mtg Ser A Rfdg (MBIA
           Insd)......................................       *    07/01/26   $  3,304,618
  2,500    Johnson City, TN Hlth & Edl Facs Brd Hosp
           Rev First Mtg Mtn St Hlth Ser A Rfdg (MBIA
           Insd)......................................   7.500%   07/01/25      2,997,175
    420    Tennessee Hsg Dev Agy Mtg Fin Ser A........   7.125    07/01/26        435,649
                                                                             ------------
                                                                                6,737,442
                                                                             ------------
           TEXAS  8.0%
  9,065    Alliance Arpt Auth Inc TX Spl Fac Rev
           American Airls Inc Proj....................   7.500    12/01/29      9,263,161
  7,170    Dallas, TX Rev Spl Tax Ser A (AMBAC
           Insd)......................................   4.750    08/15/27      6,330,465
  2,345    Denton Cnty, TX Perm Impt..................   5.500    07/15/19      2,359,093
  1,250    Gulf Coast Waste Disp Auth Texwaste Valero
           Energy Corp Proj...........................   6.650    04/01/32      1,250,963
  2,250    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Hermann Hosp Proj (Prerefunded @ 10/01/04)
           (MBIA Insd)................................   6.375    10/01/24      2,463,323
  2,000    Harris Cnty, TX Hlth Facs Dev Corp Hosp Rev
           Mem Hermann Hlthcare Ser A (d).............   6.375    06/01/29      2,004,600
  3,000    Houston, TX Arpt Sys Rev Subordinated Lien
           Ser A (FSA Insd)...........................   5.625    07/01/30      3,010,380
  1,275    Matagorda Cnty, TX Navig Dist No 1 Rev
           Houston Lt & Pwr Ser A Rfdg................   6.700    03/01/27      1,327,020
  5,000    Matagorda Cnty, TX Navig Dist No 1 Rev
           Houston Ltg Rfdg (Var Rate Cpn) (AMBAC
           Insd)......................................   5.125    11/01/28      4,632,450
  2,000    Metropolitan Hlth Facs Dev Corp TX Wilson N
           Jones Mem Hosp Proj........................   7.250    01/01/31      1,985,240
  6,285    Round Rock, TX Indp Sch Dist (PSF Gtd).....   4.500    08/01/20      5,520,053
  3,960    Stafford, TX Econ Dev Corp. (FGIC Insd)....   5.500    09/01/30      3,951,090
  2,250    Tomball, TX Hosp Auth Rev Rfdg.............   6.125    07/01/23      1,935,113
                                                                             ------------
                                                                               46,032,951
                                                                             ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           UTAH  0.4%
$ 4,950    Intermountain Pwr Agy UT Pwr Supply Rev Ser
           A Rfdg (FGIC Insd).........................    *       07/01/17   $  2,091,375
                                                                             ------------

           VIRGINIA  0.9%
  1,125    Fredericksburg, VA Indl Dev Auth Hosp Facs
           Rev (Inverse Fltg) (Prerefunded @ 08/15/01)
           (FGIC Insd) (e)............................   9.367%   08/15/23      1,189,688
  2,000    Loudoun Cnty, VA Ctfs Partn (FSA Insd).....   6.900    03/01/19      2,176,960
  1,500    Virginia St Hsg Dev Auth Multi-Family Ser E
           Rfdg.......................................   5.900    11/01/17      1,528,065
                                                                             ------------
                                                                                4,894,713
                                                                             ------------
           WASHINGTON  6.6%
  9,000    Chelan Cnty, WA Pub Util Dist No. 1 Cons
           Rev Chelan Hydro Ser A (MBIA Insd).........   5.600    01/01/36      8,870,490
  5,000    King Cnty, WA Ser B........................   5.900    12/01/14      5,365,250
  2,500    King Cnty, WA Ser B........................   6.625    12/01/15      2,834,775
  5,000    Seattle, WA Mun Lt & Pwr Rev Impt & Ref
           (FSA Insd).................................   5.500    03/01/10      5,295,450
  4,000    Washington St Pub Pwr Supply Ser A Rfdg
           (FGIC Insd)................................   7.000    07/01/08      4,605,360
 10,000    Washington St Pub Pwr Supply Sys Nuclear
           Proj No 1 Rev Ser A Rfdg (AMBAC Insd)......   5.700    07/01/09     10,679,900
                                                                             ------------
                                                                               37,651,225
                                                                             ------------
           WEST VIRGINIA  2.4%
  5,920    Harrison Cnty, WV Cnty Cmnty Solid Waste
           Disp Rev West PA Pwr Co Ser C (AMBAC
           Insd)......................................   6.750    08/01/24      6,453,747
  4,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
           Proj Ser C Rfdg (MBIA Insd)................   6.850    06/01/22      4,194,160
  3,000    West Virginia St Wtr Dev Auth Wtr Dev Rev
           Ln Pgm II Ser A (Prerefunded @ 11/01/04)
           (FSA Insd) (f).............................   6.750    11/01/33      3,353,430
                                                                             ------------
                                                                               14,001,337
                                                                             ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

PAR
AMOUNT                                                                          MARKET
(000)      DESCRIPTION                                  COUPON    MATURITY      VALUE
           WISCONSIN  1.0%
$ 2,000    Wisconsin St Hlth & Edl Fac Auth Rev
           Children's Hosp (FGIC Insd)................   5.000%   08/15/10   $  2,024,100
  2,675    Wisconsin St Hlth & Edl Fac Auth Rev FH
           Hlthcare Dev Inc Proj......................   6.250    11/15/28      2,318,155
  1,790    Wisconsin St Hlth & Edl Facs Auth Rev
           Kenosha Hosp & Med Cent Proj...............   5.625    05/15/29      1,581,751
                                                                             ------------
                                                                                5,924,006
                                                                             ------------
           PUERTO RICO  2.3%
  7,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
           Ser Y Rfdg (FSA Insd)......................   6.250    07/01/21      7,991,830
  5,000    Puerto Rico Pub Bldgs Auth Gtd Pub Edl &
           Hlth Fac Rfdg Ser M (MBIA Insd)............   5.600    07/01/08      5,446,950
                                                                             ------------
                                                                               13,438,780
                                                                             ------------
TOTAL LONG-TERM INVESTMENTS  98.0%
  (Cost $532,143,418).....................................................    561,320,357

SHORT-TERM INVESTMENTS  0.6%
  (Cost $3,300,000).......................................................      3,300,000
                                                                             ------------

TOTAL INVESTMENTS  98.6%
  (Cost $535,443,418).....................................................    564,620,357
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%...............................      7,845,958
                                                                             ------------
NET ASSETS  100.0%........................................................   $572,466,315
                                                                             ============

 * Zero coupon bond

(a) Issuer has filed for protection in federal bankruptcy court.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) Securities purchased on a when-issued or delayed delivery basis.

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

April 30, 2001 (Unaudited)

(e) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(f) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(g) Non-income producing security

AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Fund
FHA--Federal Housing Administration

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
April 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $535,443,418).......................    $564,620,357
Cash........................................................          82,694
Receivables:
  Interest..................................................       9,482,982
  Investments Sold..........................................       1,225,917
Other.......................................................          11,917
                                                                ------------
    Total Assets............................................     575,423,867
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       1,993,440
  Investment Advisory Fee...................................         308,577
  Income Distributions--Preferred Shares....................         224,005
  Administrative Fee........................................          94,917
  Affiliates................................................           4,251
Accrued Expenses............................................         178,553
Trustees' Deferred Compensation and Retirement Plans........         153,809
                                                                ------------
    Total Liabilities.......................................       2,957,552
                                                                ------------
NET ASSETS..................................................    $572,466,315
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 9,000 issued with liquidation preference of
  $25,000 per share)........................................    $225,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 23,555,115 shares issued and
  outstanding)..............................................         235,551
Paid in Surplus.............................................     348,118,080
Net Unrealized Appreciation.................................      29,176,939
Accumulated Undistributed Net Investment Income.............       1,255,914
Accumulated Net Realized Loss...............................     (31,320,169)
                                                                ------------
    Net Assets Applicable to Common Shares..................     347,466,315
                                                                ------------
NET ASSETS..................................................    $572,466,315
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($347,466,315 divided by
  23,555,115 shares outstanding)............................    $      14.75
                                                                ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended April 30, 2001 (Unaudited)

INVESTMENT INCOME:
Interest....................................................    $16,222,904
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      1,862,034
Administrative Fee..........................................        572,934
Preferred Share Maintenance.................................        311,365
Trustees' Fees and Related Expenses.........................         24,243
Custody.....................................................         15,661
Legal.......................................................         14,817
Other.......................................................        131,917
                                                                -----------
    Total Expenses..........................................      2,932,971
                                                                -----------
NET INVESTMENT INCOME.......................................    $13,289,933
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 3,518,300
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     24,047,142
  End of the Period.........................................     29,176,939
                                                                -----------
Net Unrealized Appreciation During the Period...............      5,129,797
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 8,648,097
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $21,938,030
                                                                ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended April 30, 2001 and the Year Ended October 31, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                     APRIL 30, 2001     OCTOBER 31, 2000
                                                    ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................   $ 13,289,933        $ 27,106,016
Net Realized Gain..................................      3,518,300             221,246
Net Unrealized Appreciation During the Period......      5,129,797          14,439,835
                                                      ------------        ------------
Change in Net Assets from Operations...............     21,938,030          41,767,097
                                                      ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (8,832,855)        (19,078,916)
  Preferred Shares.................................     (4,320,059)         (9,114,147)
                                                      ------------        ------------
Total Distributions................................    (13,152,914)        (28,193,063)
                                                      ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      8,785,116          13,574,034

NET ASSETS:
Beginning of the Period............................    563,681,199         550,107,165
                                                      ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,255,914
  and $1,118,895, respectively)....................   $572,466,315        $563,681,199
                                                      ============        ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX
                                                         MONTHS
                                                          ENDED
                                                        APRIL 30,    ------------------
                                                          2001        2000       1999
                                                        -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)........     $14.38      $13.80    $  15.64
                                                         ------      ------    --------
  Net Investment Income.............................        .56        1.15        1.14
  Net Realized and Unrealized Gain/Loss.............        .37         .63       (1.86)
                                                         ------      ------    --------
Total from Investment Operations....................        .93        1.78        (.72)
                                                         ------      ------    --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.....................        .38         .81         .81
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................        .18         .39         .31
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.....................        -0-         -0-         -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................        -0-         -0-         -0-
                                                         ------      ------    --------
Total Distributions.................................        .56        1.20        1.12
                                                         ------      ------    --------
NET ASSET VALUE, END OF THE PERIOD..................     $14.75      $14.38    $  13.80
                                                         ======      ======    ========
Market Price Per Share at End of the Period.........     $12.79      $12.25    $12.0625
Total Investment Return at Market Price (b).........      7.47%*      8.56%     -13.29%
Total Return at Net Asset Value (c).................      5.17%*     10.44%      -6.88%
Net Assets at End of the Period (In millions).......     $572.5      $563.7    $  550.1
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares**................................      1.68%       1.77%       1.67%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................      5.13%       5.55%       5.50%
Portfolio Turnover..................................        17%*        25%         35%
 * Non-Annualized
** Ratio of Expenses to Average Net Assets Including
   Preferred Shares.................................      1.02%       1.05%       1.02%

(a) Net Asset Value at March 26, 1993, is adjusted for common and preferred share offering costs of $.211 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                                       MARCH 26, 1993
                                                       (COMMENCEMENT
YEAR ENDED OCTOBER 31                                  OF INVESTMENT
---------------------------------------------------    OPERATIONS) TO
      1998      1997      1996      1995     1994     OCTOBER 31, 1993
----------------------------------------------------------------------
     $15.14   $  14.50   $ 14.37   $12.90   $ 16.43        $14.79
     ------   --------   -------   ------   -------        ------
       1.14       1.16      1.17     1.18      1.18           .64
        .51        .63       .13     1.57     (3.34)         1.49
     ------   --------   -------   ------   -------        ------
       1.65       1.79      1.30     2.75     (2.16)         2.13
     ------   --------   -------   ------   -------        ------
        .81        .81       .83      .90       .91           .38
        .34        .34       .34      .38       .24           .11
        -0-        -0-       -0-      -0-       .18           -0-
        -0-        -0-       -0-      -0-       .04           -0-
     ------   --------   -------   ------   -------        ------
       1.15       1.15      1.17     1.28      1.37           .49
     ------   --------   -------   ------   -------        ------
     $15.64   $  15.14   $ 14.50   $14.37   $ 12.90        $16.43
     ======   ========   =======   ======   =======        ======
     $14.75   $13.5625   $12.375   $12.75   $ 10.75        $15.25
     15.10%     16.61%     3.70%   27.67%   -23.52%         4.25%*
      8.86%     10.30%     6.87%   19.04%   -15.48%        12.14%*
     $593.5   $  581.6   $ 566.5   $563.4   $ 528.9        $611.9
      1.67%      1.70%     1.77%    1.80%     1.70%         1.46%
      5.21%      5.61%     5.78%    5.90%     6.39%         5.59%
        24%        32%       42%      50%       79%           66%*
      1.03%      1.03%     1.06%    1.06%     1.03%         1.00%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Value Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on March 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15,

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of April 30, 2001, the cumulative effect adjustment to reflect the accretion of the market discount would be $483,182.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $34,838,469 which will expire between October 31, 2002 and October 31, 2007.

    At April 30, 2001, for federal income tax purposes, the cost of long- and short-term investments is $535,443,418; the aggregate gross unrealized appreciation is $32,503,675 and the aggregate gross unrealized depreciation is $3,326,736, resulting in net unrealized appreciation on long- and short-term investments of $29,176,939.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

NOTES TO
FINANCIAL STATEMENTS

April 30, 2001 (Unaudited)

    For the six months ended April 30, 2001, the Trust recognized expenses of approximately $5,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2001, the Trust recognized expenses of approximately $24,200 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $96,232,012 and $99,425,506, respectively.

4. PREFERRED SHARES

The Trust has outstanding 9,000 Auction Preferred Shares ("APS") in five series. Series A, B, C and D each contain 2,000 shares and Series E contains 1,000 shares. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A and E is seven days. The dividend period for Series B, C and D is 28 days. The average rate in effect on April 30, 2001 was 3.712%. During the six months ended April 30, 2001, the rates ranged from 2.800% to 5.000%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN VALUE MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J. KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

    Copyright (C) 2001 Van Kampen Funds Inc. All rights reserved.

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